Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND NOTED WITH “****”. AN UNREDACTED VERSION OF THIS DOCUMENT HAS ALSO BEEN PROVIDED TO THE SECURITIES AND EXCHANGE COMMISSION.

CONFIDENTIAL	Execution Version

FIRST AMENDMENT TO MANUFACTURING AND SUPPLY AGREEMENT

[DEFINITY® (Perflutren Lipid Microsphere) Injectable Suspension]

This First Amendment to Manufacturing and Supply Agreement (this “Amendment”), dated as of May 3, 2012 (the “Amendment Effective Date”), is hereby entered into by and between Lantheus Medical Imaging, Inc., a corporation organized and existing under the laws of Delaware with its principal place of business at 331 Treble Cove Road, North Billerica, MA 01862 (“LMI”), and Jubilant HollisterStier LLC, a limited liability company organized and existing under the laws of Delaware with a place of business at 3525 North Regal Street, Spokane, Washington, 99207 (“HSL”).  LMI and HSL are referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, LMI and HSL are Parties to that certain Manufacturing and Supply Agreement dated as of February 1, 2012 (the “Agreement”);

WHEREAS, the Parties desire to amend the Agreement all in accordance with, and subject to, the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the Parties, intending to be legally bound, hereby agree as follows:

1.             Defined Terms.  Capitalized terms used, but not defined, herein shall have the meanings ascribed to them in the Agreement.

2.             Amendments.

(a)  Section 2.2(a)(ii) of the Agreement is hereby amended by replacing the reference in the first sentence of Section 2.2(a)(ii) to “**** percent (****%)” with “****  percent (****%).”  In addition, for purposes of clarity, the Parties hereby acknowledge the aggregate requirements for Product set forth in Section 2.2(a)(ii) of the Agreement include both LMI’s and its Affiliates’ requirements for such Product and that HSL’s rights set forth in Section 2.2(a)(iv) of the Agreement extend to the books and records of both LMI and its Affiliates.

(b)  Section 2.2 of the Agreement is hereby further amended by adding the following subsection after Section 2.2(a)(iv):

“(v) LMI will establish performance parameters and weightings for the Product to determine a performance score (“Score”) and communicate the same to HSL prior to each calendar year.  For each calendar year from and after the calendar year in which HSL commences commercial manufacturing of the Product pursuant to Section 2.2(a)(ii) (each a “Subject Year”) if in the immediately preceding calendar year or portion thereof (each a “Scoring Year”) HSL achieved the highest Score with respect to the Product among LMI’s qualified suppliers of such Product, then the minimum percentage requirement of Section 2.2(a)(ii) of this Agreement relating to such Product shall increase from ****  percent (****%) to **** percent (****%) for the then current Subject Year, as if **** percent (****%) was set forth in Section 2.2(a)(ii).  Within **** (****) days after the end of each Scoring Year, LMI shall send to HSL a written notice of HSL’s Score for such Scoring Year (including the calculation of same) and a statement as to whether HSL had the highest Score.  In the event HSL is determined not to have the highest Score, then, within **** (****) days after the end of such Scoring Year, upon reasonable advance written notice and subject to a confidentiality agreement reasonably acceptable to LMI, LMI shall permit an independent industry expert selected by HSL and reasonably acceptable to LMI to confirm LMI’s assessment of the highest Score for the immediately preceding Scoring Year, provided that such expert’s report to HSL shall be limited to an indication from such expert that LMI is “in compliance” or “out of compliance” with the methodology for such Scoring Year.”

(c)  Section 2.2(b) is amended by (I) replacing the sentence  “LMI reserves the right to cancel any purchase order after acceptance by HSL “with “LMI reserves the right to cancel or postpone any purchase order after acceptance by HSL” and (II) by replacing the last two sentences of such Section with “LMI may not cancel or postpone all or any portion of any purchase order (or deemed purchase order pursuant to Section 2.2(a)) after **** (****) days after the acceptance date of such purchase order.  HSL will make a good faith effort to ****.”

(d)  Section 2.8 is amended by adding the words “(in no event less than **** (****) days prior to the date of delivery)” after the reference to “purchase order” in the first sentence.

(e)  Section 3.4(d) is amended by adding the words “pursuant to the terms of this Agreement (including, but not limited to, the pricing set forth herein) for delivery not later than **** (****) months after the Term” after the reference to “terminal supply of Product” in the first sentence.

(f)  Section 6.2(b) is amended by replacing the words:  “The obligation not to disclose Information” with “The obligation not to disclose or use information”.

(g)  Section 7.2 is amended by replacing the words “HSL and its directors” with “HSL, its Affiliates, and its and their directors.”

(h)  Section 9.6 is amended by replacing the words “HSL’S WILLFUL MISCONDUCT” with “A PARTY’S WILLFUL MISCONDUCT.”

3.             Full Force and Effect.  Except as specifically amended hereby, the Agreement shall remain in full force and effect and otherwise unmodified.

4.             General.  This Amendment may be executed in two or more counterparts, each of which when executed shall be deemed to be an original but all of which when taken together shall constitute one and the same agreement.  Signatures hereto may be delivered by facsimile or a “pdf” file through electronic mail, and such delivery will have the same effect as the delivery of the paper document bearing the actual handwritten signatures.  This Amendment shall be exclusively interpreted in accordance with and governed by the laws of New York, without regard to the conflicts of law rules thereof.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their respective duly authorized representatives as of the Amendment Effective Date.

LANTHEUS MEDICAL IMAGING, INC.

By:	/s/ Donald R. Kiepert
	Name:	Donald R. Kiepert
	Title:	President and Chief Executive Officer

JUBILANT HOLLISTERSTIER LLC

By:	/s/ Marcelo Morales
	Name:	Marcelo Morales
	Title:	CEO